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                            DATED 4th APRIL, 1996



                                 WENDY CARTER

                                    -and-

                              SITE INPUT LIMITED

                             --------------------
                             SHARE SALE AGREEMENT
                             --------------------




                              CLARKS SOLICITORS
                             Great Western House
                                 Station Road
                                   READING
                                   RG1 lSX
                             Tel: (01734) 585321
                         Ref: SJW\01908\JGE\04.04.96


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                              SHARE SALE AGREEMENT

DATED this 4th day of APRIL, 1996

PARTIES:

(1)       WENDY CARTER of 15 Eton Square Eton Windsor Berkshire SL4 6BG ("the
          Vendor")

(2) SITE INPUT LIMITED of 1 Thames Street Windsor Berkshire SL4 1PL ("the Purchaser")

1.        Interpretation

1.1 In this agreement the following words and expressions have the following meanings:

          "Company"           Milton Marketing Limited

          "Shares" the 750 issued Ordinary Shares of (pound)1 each of the Company registered in the name of the Vendor

1.2 Any reference in this agreement to the Vendor includes her personal representatives

1.3 Clause headings in this agreement are for ease of reference only and do not affect the construction of any provision

2.        Agreement for Sale

2.1 Subject to the terms and conditions of this agreement the Vendor shall sell with full title guarantee and the Purchaser shall purchase the Shares free from all liens charges and encumbrances and with all rights attaching to them with effect from the date of this agreement

3.        Purchase Consideration

3.1 The purchase consideration for the Shares shall be the sum of (pound)150,968 which shall be paid as follows:

          3.1.1     (pound)106,476 on Completion;

          3.1.2 (pound)9,000 to be paid over two years at the rate of (pound)375 per month on the last day of each month the first payment to be made on 30th April, 1996;

          3.1.3     (pound)20,000 on 28 February 1998; and

          3.1.4 (pound)15,492 at such time as the Purchaser shall transfer the legal and beneficial ownership of any shares in the

                    Company owned by it for good and valuable consideration or earlier at the Purchaser's discretion


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4.        Completion

4.1 Completion of the purchase of the Shares shall take place at 1 Thames Street Windsor Berkshire immediately after the signing of this agreement

4.2       The Vendor shall deliver to the Purchaser:

          4.2.1 a duly completed and signed transfer in favour of the Purchaser of the Shares together with the relative share certificate;

          4.2.2     her resignation as Director of the Company; and

          4.2.3 a consultancy agreement between the Company and the Vendor in such form as shall have been agreed between them duly signed by the Vendor;

4.3       The Purchaser will deliver to the Vendor a cheque for (pound)106,4.76

5.        Miscellaneous

5.1 The Purchaser shall pay one half of the Vendor's costs in connection with this transaction

5.2 At any time after the date hereof the Vendor shall at the request of the Purchaser execute such documents and do such acts and things as the Purchaser may reasonably require for the purpose of vesting the Shares in the Purchaser or its nominees and giving to the Purchaser the full benefit of all the provisions of this Agreement

5.3 Any notice, communication or demand to be given or made by a party pursuant to this Agreement shall be given or made in writing (including facsimile transmissions) and shall be deemed to be duly served, in the case of a notice given by letter, 3 days after despatch by first class prepaid post or, if delivered by hand, at the date and time of delivery or, in the case of a notice given by facsimile, on the next day (other than a Saturday, Sunday or Bank holiday in England and Wales) after receipt of confirmation of transmission, (provided in the case of a facsimile transmission that a copy of the notice is also sent by first class prepaid post). Any notice by letter shall be valid if sent or delivered to the party to be served at the address of such party specified at the commencement of this agreement (or such other address as such party may have notified in accordance with this clause to the other) and any notice given by facsimile shall be valid if sent to the Vendor or the Purchaser, as the case may be on such facsimile number as such party may have notified in accordance with this clause to the other)

5.4       This Agreement shall not be capable of assignment



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SIGNED by the said                      ) /s/ W. Carter
WENDY CARTER                            ) . . . . . . . . . . . . . . . . .
in the presence of:-                    )

Witness Signature /s/ AJ Turnbull
                  .....................................

Name in Capitals  AJ TURNBULL
                  .....................................

Address HOLCOMBE HOUSE
        ...............................................

        SHURLOCK ROW BERKSHIRE
        ...............................................

Occupation CHARTERED ACCOUNTANT
           ............................................




SIGNED by /s/ W. Carter
          ...............................
          Duly authorised, for and on behalf of
          SITE INPUT LIMITED




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